Provisions	12 Months Ended
Dec. 31, 2021
Text block [abstract]
Provisions
38 Provisions

	2021	2020

At January 1	309	214

Additional provisions	91	180

Disposals	(6)	(38)

Unused amounts reversed through the income statement	-	(1)

Used during the year	(209)	(32)

Net exchange differences	9	(15)

At December 31	193	309

Current	139	253

Non-current	54	56
The provisions as at December 31, 2021 consisted of litigation provisions of EUR 93 million (2020: EUR 191 million) mainly related to a settlement in the US relating to increases in monthly deduction rates on universal life products (refer to note 45 Commitments and contingencies), restructuring provisions of EUR 30 million (2020: EUR 54 million) and other provisions of EUR 70 million (2020: EUR 63 million).